Exhibit 99.5
FBR Securitization Trust 2005-1
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates; slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1 STAM Collateral Tables
Friedman Billings Ramsey

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Loan Type	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

2/28 ARM	4,522	957,421,631.11	81.90	7.484	100.00	634	90.19	41.88	34.48	45.71	93.43	6.57
Fixed Rate	1,107	162,629,112.08	13.91	7.264	0.00	643	81.85	40.63	51.55	78.23	87.64	12.36
3/27 ARM	256	37,922,699.90	3.24	7.708	100.00	634	91.77	41.30	49.35	38.91	93.40	6.60
5/25 ARM	57	9,946,311.73	0.85	7.412	100.00	659	91.82	42.23	68.81	58.33	92.51	7.49
6 Month ARM	2	602,745.94	0.05	6.388	100.00	711	80.32	44.09	0.00	100.00	100.00	0.00
Balloon	3	497,464.43	0.04	7.774	0.00	613	82.14	41.78	0.00	50.59	100.00	0.00

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Original IO Term	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

0	5,091	935,177,711.46	80.00	7.627	83.85	625	87.74	41.15	35.01	54.51	91.33	8.67
36	1	340,000.00	0.03	6.125	100.00	669	100.00	27.26	0.00	0.00	100.00	0.00
60	855	233,502,253.73	19.97	6.792	94.81	676	94.50	43.86	48.00	32.76	97.77	2.23

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Occupancy Status	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Owner Occupied	5,450	1,082,735,904.40	92.62	7.434	86.79	633	89.82	41.93	37.31	49.48	100.00	0.00
Rental	432	73,190,005.55	6.26	7.828	76.86	658	78.87	38.26	40.89	61.57	0.00	100.00
2nd Home	65	13,094,055.24	1.12	7.535	75.80	679	85.51	40.90	42.86	41.94	0.00	100.00

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
By Documentation	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

Stated	2,931	630,176,100.16	53.91	7.452	89.39	656	88.99	41.33	0.00	42.58	93.21	6.79
Full	2,608	439,490,112.18	37.59	7.541	80.92	608	89.33	43.00	100.00	60.65	91.91	8.09
12 mo Bank Statements	384	94,968,568.19	8.12	7.136	87.19	629	88.91	38.20	0.00	51.83	92.18	7.82
6 mo Bank Statements	24	4,385,184.66	0.38	7.424	94.56	624	82.54	37.10	0.00	48.62	87.86	12.14

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
Debt-to-Income Ratio	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Distribution	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

<= 30.00	610	88,171,589.86	7.54	7.684	78.63	624	84.41	22.44	43.35	62.31	82.53	17.47
30.01 - 35.00	484	76,666,340.73	6.56	7.665	81.82	616	84.14	32.80	44.81	65.21	90.32	9.68
35.01 - 40.00	797	148,177,972.64	12.68	7.547	86.75	634	87.88	37.94	33.60	52.32	92.56	7.44
40.01 - 45.00	2,670	571,194,847.06	48.86	7.469	87.80	648	89.94	43.35	14.13	43.94	94.00	6.00
45.01 - 50.00	1,252	255,387,236.50	21.85	7.319	85.91	617	90.62	48.13	81.19	54.48	93.02	6.98
50.01 - 55.00	134	29,421,978.40	2.52	6.858	82.93	653	92.32	53.23	98.75	46.51	98.82	1.18

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

Wt. Avg. DTI: 41.69

							Wt. Avg.	Wt. Avg.
	No. of		% of	Wt. Avg.			Effective	Debt-to-
	Mortgage	Principal	Principal	Gross		Wt. Avg.	Combined	Income	% Full	%	% Owner	% Investor
Silent Seconds	Loans	Balance	Balance	Coupon	% ARM	FICO	LTV	Ratio	Documentation	Refinancing	Occupied	Properties

No	3,627	650,671,023.45	55.66	7.714	79.21	608	81.52	40.88	46.82	75.54	87.01	12.99
Yes	2,320	518,348,941.74	44.34	7.140	94.62	670	98.60	42.70	26.01	18.27	99.67	0.33

Total:	5,947	1,169,019,965.19	100.00	7.460	86.05	635	89.09	41.69	37.59	50.15	92.62	7.38

Effective Combined LTV (taking into account the silent seconds): 89.09
Credit Enhancement Levels

	S&P LEVELS output for different ratings	Moody’s Credit Enhancement levels for different ratings
Aaa/AAA	25.92	25.45
Aa1/AA+	21.52	22.00
Aa2/AA	17.20	18.85
Aa3/AA-	15.52	16.90
A1/A+	13.80	15.15
A2/A	12.33	13.50
A3/A-	11.15	12.00
Baa1/BBB+	10.15	10.65
Baa2/BBB	9.19	9.45
Baa3/BBB-	8.01	8.35
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.